UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05410

Saba Capital Income & Opportunities Fund

 (Exact name of registrant as specified in charter)

405 Lexington Avenue, 58th Floor

New York, New York 10174

 (Address of principal executive offices) (Zip code)

Michael D’Angelo

Saba Capital Income & Opportunities Fund

405 Lexington Avenue

New York, New York 10174

(Name and address of agent for service)

Copies to:

 John J. Mahon, Esq.

Schulte Roth & Zabel LLP

901 Fifteenth Street, NW, Suite 800

Washington, DC 20005

Registrant’s Telephone Number, including Area Code: (212)542-4644

Date of fiscal year end: October 31

Date of reporting period: August 31, 2021

Item 1. Report to Stockholders.

a)

Saba | Capital

Saba Capital Income & Opportunities Fund

August 31, 2021

Semi-Annual Report

This report is submitted for general information to shareholders. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

Shareholder Letter	1
Performance Update	2
Schedule of Investments	3
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Statements of Cash Flows	24
Financial Highlights	25
Notes to Financial Statements	27
Board Considerations Regarding Approval of Investment Advisory Agreement	37
Additional Information	39

Saba Capital Income & Opportunities Fund	Shareholder Letter

August 31, 2021

Dear Shareholders,

Thank you for your interest in the Saba Capital Income & Opportunities Fund (“BRW” or the “Fund”). We are pleased to provide you with a review of the markets as well as share our current investment strategy and outlook for the months ahead.

At the special meeting of shareholders held in May, shareholders resoundingly approved Saba Capital Management L.P. (“Saba Capital”) as the Fund’s new investment adviser. Saba Capital is a registered investment adviser managing $3.4 billion (as of September 1, 2021) across four core strategies: Credit Relative Value, Tail Hedge, SPACs and Closed-End Funds. We are well-recognized for our ability to navigate turbulent markets (in 2021, Risk.net named Saba Capital “Hedge Fund of the Year”) and have a proven track record of leveraging our investment process and expertise to maximize the value of our investments for all shareholders.

Since becoming the Fund’s investment adviser five months ago, Saba Capital has expanded BRW’s investment mandate while maintaining the Fund’s primary objective of providing investors with a high level of current income, with a secondary goal of capital appreciation. We are grateful for the trust and support you have placed in our team and look forward to continuing to serve as stewards of your capital.

Markets Review

The high-yield market, as measured by the iBoxx USD Liquid High Yield Index, has generated a modest 2021 return of +3.89% as of August 31, 2021, with minimal spread variation in recent months.

Meanwhile, the U.S. equity market, as measured by the S&P 500, continues to climb higher with a 2021 return of +21.57% as of August 31, 2021. The S&P 500 has not experienced consecutive negative months since October 2020.

There appears to be growing sentiment that the bull market is getting tired as the paths of inflation and tapering remain uncertain. However, the lack of drawdown is quite impressive when presented in a historical context.

Current Strategy and Outlook

Over the last several months, Saba Capital began transitioning the Fund’s portfolio to fit an expanded investment mandate. SPACs and closed-end funds, in particular, are playing new and important roles in the portfolio, given our dedicated portfolio management and research teams that have best-in-class experience investing in these strategies.

The SPAC market has become increasingly unfashionable lately as a result of poor performance of SPAC deals. The Fund’s strategy in SPACs is particularly conservative - focused on those trading at discount to "trust value". As a result, our portfolio of SPACs have the characteristics of something closer to a fixed income investment with an option for a favorable deal announcement.

When purchased at a discount to trust value, SPACs give an investor a yield in excess of the U.S. high yield market, while providing the safety of U.S. Treasury Notes. We believe this creates a unique, risk-adjusted opportunity for the Fund as a result of a segmented market that leaves certain investors without the mandate to invest, despite the attractiveness of the opportunity.

Turning to closed-end funds, while these vehicles are currently trading at narrow discounts, Saba Capital continues to find attractive investments for the Fund in this asset class. For example, in the August 31, 2021 holdings report, the Fund disclosed Guggenheim Enhanced Equity Income Fund (NYSE: GPM) as its largest position. GPM generated a 2021 return of 48.44% as of August 31, 2021 and received shareholder approval – earlier this month – for a NAV merger into another Guggenheim closed-end fund that trades at a premium of +20%.

We are pleased with the results to date and look forward to executing investment opportunities on your behalf with the goal of creating long-term value for all shareholders. We are grateful for your trust and support.

If you have any questions about BRW please call 1-212-542-4644 or visit our website at www.sabacef.com.

Boaz R Weinstein

Founder & Chief Investment Officer

Saba Capital

Semi-Annual Report | August 31, 2021	1

Saba Capital Income & Opportunities Fund	Performance Update

August 31, 2021

Average Annual Total Returns (as of August 31, 2021)

	1 Year	3 Year	5 Year	10 Year
Returns at NAV	7.36%	0.66%	2.48%	5.00%
Returns at Market Value	8.09%	2.57%	2.70%	4.84%
iShares iBoxx $ High Yield Corporate Bond ETF (HYG)(a)	8.30%	5.79%	5.47%	5.68%
S&P/LSTA Leveraged Loan Index(b)	8.39%	4.16%	4.63%	4.89%

Returns for the period since Saba Capital Management began managing the Fund on June 4, 2021 are at NAV 0.97% and at market value -0.37%.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that a shareholder's shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (212) 542-4644 or by visiting www.sabacef.com.

(a)	iShares iBoxx High Yield Corporate Bond ETF is an exchange-traded fund incorporated in the USA. The ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.
(b)	S&P Leveraged Loan Indexes (S&P LL indexes) are capitalization-weighted syndicated loan indexes based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index (LLI) covers the U.S. market back to 1997 and currently calculates on a daily basis. The S&P/LSTA Leveraged Loan 100 Index (LL100) dates back to 2002 and is a daily tradable index for the U.S. market that seeks to mirror the market-weighted performance of the largest institutional leveraged loans, as determined by criteria. Its ticker on Bloomberg is SPBDAL. These indexes are run in partnership between S&P and the Loan Syndications & Trading Association, the loan market’s trade group.

Top Ten Holdings (as a % of Net Assets)(c)

Guggenheim Enhanced Equity Income Fund	1.15%
Peer Holding III B.V., First Lien Facility B Term Loan	1.02%
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan	0.93%
Mudrick Capital Acquisition Co	0.89%
BPR Nimbus LLC, First Lien Term Loan	0.85%
Miller/Howard High Dividend Fund	0.79%
Hub International, Ltd., First Lien Initial Term Loan	0.72%
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan	0.70%
Gores Holdings VII Inc	0.70%
AssuredPartners, Inc., First Lien 2020 February Refinancing Term Loan	0.70%
Top Ten Holdings	8.45%

Portfolio Composition (as a % of Net Assets)(c)

(c)	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value
CORPORATE BONDS-1.27%
Banks - 0.65%

Credit Suisse AG, 10.000% (Variable Rate), 10/30/2030	$400,000	$398,011
Morgan Stanley, 5.812% (Variable Rate), 02/28/2034	478,000	427,770
Morgan Stanley, 5.600% (Variable Rate), 04/30/2034	66,000	59,901
Morgan Stanley, 5.468% (Variable Rate), 05/30/2034	25,000	21,999
Morgan Stanley, 6.835% (Variable Rate), 06/30/2034	45,000	41,110
Morgan Stanley, 5.600% (Variable Rate), 07/31/2034	25,000	22,895
Morgan Stanley, 6.745% (Variable Rate), 08/29/2034	101,000	92,879
Morgan Stanley, 6.840% (Variable Rate), 09/30/2034	65,000	63,777
Morgan Stanley, 9.569% (Variable Rate), 09/30/2034	116,000	116,166
Morgan Stanley, 6.590% (Variable Rate), 10/08/2034	32,000	28,914
Morgan Stanley, 7.000% (Variable Rate), 10/31/2034	35,000	32,986
Morgan Stanley, 9.560% (Variable Rate), 11/28/2034	231,000	227,315
Morgan Stanley, 6.835% (Variable Rate), 01/30/2035	10,000	9,529
Morgan Stanley, 10.000% (Variable Rate), 01/30/2035	69,000	68,229
Morgan Stanley, 7.000% (Variable Rate), 03/31/2035	94,000	88,622
Morgan Stanley, 8.400% (Variable Rate), 03/31/2035	527,000	529,060
Morgan Stanley, 10.000% (Variable Rate), 04/28/2036	10,000	10,294
Morgan Stanley, 10.000% (Variable Rate), 06/30/2036	40,000	40,039
Morgan Stanley, 9.000% (Variable Rate), 08/31/2036	23,000	23,828
Morgan Stanley, 9.000% (Variable Rate), 09/30/2036	40,000	40,953
Morgan Stanley, 9.000% (Variable Rate), 11/29/2036	103,000	106,320
Morgan Stanley, 9.000% (Variable Rate), 01/31/2037	224,000	225,004
Morgan Stanley, 9.000% (Variable Rate), 04/28/2037	40,000	40,246
		2,715,847
Cable & Satellite Television - 0.47%

Diamond Sports Group LLC / Diamond Sports Finance Co., 12.750%, 12/01/2026(a)	2,750,000	1,952,500
		1,952,500
Nonferrous Metals/Minerals - 0.15%

AK Steel Corp., 7.000%, 03/15/2027	610,000	639,738
		639,738
TOTAL CORPORATE BONDS		5,308,085
(Cost $5,840,403)

SENIOR LOANS-58.31%
Aerospace & Defense - 0.52%

Maxar Technologies, Ltd., First Lien Term Loan, 1M US L + 2.75%, 10/05/2024	2,189,539	2,167,261
		2,167,261

Semi-Annual Report | August 31, 2021	3

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value
Air Transport - 0.79%

American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	$1,729,869	$1,627,038
Mileage Plus Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.25%, 06/21/2027	655,000	696,019
SkyMiles IP, Ltd., First Lien Initial Term Loan, 3M US L + 3.75%, 10/20/2027	970,000	1,029,713
		3,352,770
Automotive - 0.94%

American Axle & Manufacturing, Inc., First Lien Term Loan, 1W US L + 2.25%, 04/06/2024	631,438	630,601
Belkron Finance US LLC, First Lien Term Loan, 3M US L + 2.25%, 11/13/2025	327,594	326,228
RVR Dealership Holdings LLC, First Lien Term Loan, 3M US L + 4.00%, 02/08/2028	369,075	369,075
Truck Hero, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 01/31/2028	1,142,138	1,139,282
Wand NewCo 3, Inc., First Lien Term Loan, 1M US L + 3.00%, 02/05/2026	1,516,045	1,500,748
		3,965,934
Building & Development - 2.21%

BPR Nimbus LLC, First Lien Term Loan, 1M US L + 2.50%, 08/24/2025	3,645,460	3,569,708
Covia Holdings LLC, First Lien Term Loan, 6M US L + 4.00%, 07/31/2026	856,228	848,355
CP Atlas Buyer, Inc., First Lien B Term Loan, 2M US L + 3.75%, 11/23/2027	229,425	228,812
Cushman & Wakefield US Borrower LLC, First Lien Term Loan, 1M US L + 2.75%, 08/21/2025	1,321,126	1,308,905
Fluidra Finco SL, First Lien Term Loan, 1M EUR L + 2.00%, 07/02/2025	562	664
Forest City Enterprises LP, First Lien Replacement Term Loan, 1M US L + 3.50%, 12/08/2025	583,694	574,892
Foundation Building Materials, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 01/31/2028	810,000	803,759
HNC Holdings, Inc., First Lien Term Loan, 3M US L + 4.00%, 10/05/2023	844,875	847,938
Northstar Group Services, Inc., First Lien Term Loan, 1M US L + 5.50%, 11/12/2026	627,063	631,765
Werner FinCo LP, First Lien Term Loan, 3M US L + 4.00%, 07/24/2024	428,819	429,355
		9,244,153
Business Equipment & Services - 4.50%

24-7 Intouch, Inc., First Lien Term Loan, 1M US L + 4.75%, 08/24/2025	318,118	318,515
Amentum Government Services Holdings LLC, First Lien Term Loan, 1M US L + 3.50%, 01/31/2027	536,442	533,760
Arches Buyer, Inc., First Lien Refinancing Term Loan, 1M US L + 3.25%, 12/06/2027	432,825	429,499
EagleView Technology Corp., First Lien Term Loan, 1M US L + 3.50%, 08/14/2025	904,523	894,067
Energy Acquisition LP, First Lien Initial Term Loan, 2M US L + 4.25%, 06/26/2025	158,030	157,141
First Advantage Holdings LLC, First Lien Term Loan, 1M US L + 2.75%, 01/31/2027	327,792	326,932
Gloves Buyer, Inc., First Lien Term Loan, 1M US L + 4.00%, 01/06/2028	314,213	314,018
Intrado Corp., First Lien Term Loan, 3M US L + 3.50%, 10/10/2024	859,311	826,351
Intrado Corp., First Lien Initial B Term Loan, 3M US L + 4.00%, 10/10/2024	809,446	783,888
KUEHG Corp, First Lien B-3 Term Loan, 3M US L + 3.75%, 02/21/2025	878,945	867,685
NASCAR Holdings LLC, First Lien Initial Term Loan, 1M US L + 2.75%, 10/19/2026	1,967,240	1,960,483
NeuStar, Inc., First Lien Term Loan, 3M US L + 3.50%, 08/08/2024	367,355	361,844
RR Donnelley & Sons Co., First Lien Term Loan, 1M US L + 5.00%, 01/15/2024	1,201,265	1,202,466

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value
RXB Holdings, Inc., First Lien Term Loan, 3M US L + 5.25%, 12/18/2027	$457,700	$459,416
Savage Enterprises LLC, First Lien Term Loan, 1M US L + 3.00%, 08/01/2025	912,622	910,669
Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 12/31/2025	3,950,186	3,906,734
Service Logic Acquisition, Inc., First Lien Term Loan, 3M US L + 0.00%, 10/29/2027	58,249	58,540
Service Logic Acquisition, Inc., First Lien Term Loan, 3M US L + 4.00%, 10/29/2027	236,814	238,000
Tempo Acquisition LLC, First Lien Third Incremental Term Loan, 3M US L + 4.75%, 08/31/2028	500,000	500,625
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 12/20/2027	453,971	455,106
VeriFone Systems, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 08/20/2025	2,121,415	2,051,896
Weld North Education LLC, First Lien 2020 Term Loan, 1M US L + 4.00%, 12/21/2027	509,194	510,628
Yak Access LLC, First Lien Term Loan, 1M US L + 5.00%, 07/11/2025	863,131	744,450
		18,812,713
Cable & Satellite Television - 3.42%

Altice Financing S.A., First Lien March 2017 Refinancing Term Loan, 3M US L + 2.75%, 07/15/2025	916,506	900,911
Altice Financing S.A., First Lien October 2017 USD Term Loan, 3M US L + 2.75%, 01/31/2026	887,989	873,005
Crown Finance US, Inc., First Lien Initial B-1 Term Loan, 3M US L + 7.00% (PIK Rate 8.25%, Cash Rate 7.00%, 05/23/2024(b)	6,621	8,173
Cumulus Media New Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 03/31/2026	666,798	666,441
Entercom Media Corp., First Lien Term Loan, 1M US L + 2.50%, 11/17/2024	1,662,936	1,643,014
iHeart Communications, Inc., First Lien Term Loan, 1M US L + 3.00%, 05/01/2026	1,420,762	1,409,964
SFR Group S.A., First Lien USD TLB-11 Term Loan, 3M US L + 2.75%, 07/31/2025	2,851,909	2,810,471
Sinclair Television Group, Inc., First Lien Term Loan, 1M US L + 2.50%, 09/30/2026	2,787,406	2,735,839
Terrier Media Buyer, Inc., First Lien 2021 B Term Loan, 1M US L + 3.50%, 12/17/2026	2,115,125	2,105,205
Univision Communications, Inc., First Lien Term Loan, 1M US L + 2.75%, 03/15/2024	1,144,804	1,142,245
		14,295,268
Chemicals & Plastics - 0.95%

Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 08/27/2026	407,456	413,727
Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 12/01/2027	1,813,879	1,816,990
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 12/29/2027	394,013	393,930
CPC Acquisition Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 12/29/2028	175,000	176,750
Dealer Tire LLC, First Lien B-1 Term Loan, 1M US L + 4.25%, 12/12/2025	183,546	183,500
HB Fuller Co., First Lien Term Loan, 1M US L + 2.00%, 10/20/2024	145,835	146,128
Polar US Borrower LLC, First Lien Term Loan, 3M US L + 4.75%, 10/16/2025	834,938	835,982
		3,967,007
Conglomerates - 0.80%

Albany Molecular Research, Inc., First Lien 2020 Term Loan, 2M US L + 3.50%, 08/30/2024	164,175	164,503
Inovalon Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 2.75%, 04/02/2025	1,501,559	1,500,854

Semi-Annual Report | August 31, 2021	5

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value
Parfums Holding Co., Inc., First Lien Term Loan, 1M US L + 4.00%, 06/30/2024	$1,663,283	$1,659,956
		3,325,313
Containers & Glass Products - 1.78%

Flex Acquisition Co., Inc., First Lien Term Loan, 3M US L + 3.00%, 06/29/2025	2,739,487	2,708,847
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 3M US L + 3.50%, 03/02/2028	947,579	943,518
Graham Packaging Co., Inc., First Lien Term Loan, 1M US L + 3.00%, 08/04/2027	438,545	437,232
Mauser Packaging Solutions Holding Company, First Lien Initial Term Loan, 1M US L + 3.25%, 04/03/2024	1,536,413	1,500,407
Packaging Coordinators Midco, Inc., First Lien Term Loan, 1M US L + 3.50%, 11/30/2027	638,400	638,560
Plaze, Inc., First Lien 2021-1 Term Loan, 1M US L + 3.75%, 08/03/2026	505,435	502,908
Tricorbraun Holdings, Inc., First Lien Delayed Draw Term Loan, 3M US L + 0.00%, 03/03/2028	132,211	131,187
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 6M US L + 3.25%, 03/03/2028	587,789	583,236
		7,445,895
Ecological Services & Equipment - 0.23%

GFL Environmental, Inc., First Lien Term Loan, 3M US L + 3.00%, 05/31/2025	959,832	961,805
		961,805
Electronics/Electrical - 12.06%

Acuris Finance US, Inc., First Lien Initial Dollar Term Loan, 3M US L + 4.00%, 02/16/2028	243,750	244,112
Aretec Group, Inc., First Lien Term Loan, 1M US L + 4.25%, 10/01/2025	483,801	481,382
Barracuda Networks, Inc., First Lien Term Loan, 3M US L + 3.75%, 02/12/2025	1,609,833	1,614,002
Blucora, Inc., First Lien Term Loan, 3M US L + 4.00%, 05/22/2024	504,994	506,887
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 10/02/2025	2,353,084	2,340,825
Brave Parent Holdings, Inc., First Lien Term Loan, 1M US L + 4.00%, 04/19/2025	221,580	221,580
BY Crown Parent LLC, First Lien Initial B-1 Term Loan, 1M US L + 3.00%, 02/02/2026	918,203	917,822
CCC Information Services, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 04/29/2024	908,867	909,767
CentralSquare Technologies LLC, First Lien Initial Term Loan, 3M US L + 2.75%, 08/29/2025	497,610	464,989
Cloudera, Inc., First Lien Term Loan, 1M US L + 2.50%, 12/22/2027	810,925	811,116
Cohu, Inc., First Lien Initial B Term Loan, 3M US L + 3.00%, 10/01/2025	663,306	659,784
CommerceHub, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 12/29/2027	218,900	219,539
Delta Topco, Inc., First Lien Initial Term Loan, 6M US L + 3.75%, 12/01/2027	912,713	914,912
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 07/30/2027	1,397,062	1,397,439
Flexential Intermediate Corp., First Lien Initial Term Loan, 3M US L + 3.56%, 08/01/2024	837,563	777,677
GoodRx, Inc., First Lien Term Loan, 1M US L + 2.75%, 10/12/2025	1,425,514	1,421,209
GTT Communications, Inc., First Lien Closing Date U.S. Term Loan, 3M US L + 2.75%, 05/31/2025	2,157,862	1,714,831
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 07/01/2024	2,519,181	2,524,332
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 01/12/2026	967,300	969,041
Informatica LLC, First Lien Dollar 2020 Term Loan, 1M US L + 3.25%, 02/25/2027	1,981,076	1,971,309
Ivanti Software, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 12/01/2027	927,675	930,286

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value
The Knot Worldwide, Inc., First Lien Initial Term Loan, 2M US L + 4.50%, 12/19/2025	$843,708	$844,763
LogMeIn, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 08/31/2027	1,706,425	1,703,089
MA Financeco. LLC, First Lien Tranche B-3 Term Loan, 1M US L + 2.75%, 06/21/2024	128,352	127,069
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	1,899,876	1,902,374
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.50%, 09/13/2024	2,951,278	2,939,207
Misys, Ltd., First Lien Dollar Term Loan, 3M US L + 3.50%, 06/13/2024	1,954,597	1,933,712
Misys, Ltd., Second Lien Dollar Term Loan, 6M US L + 7.25%, 06/13/2025	500,000	504,063
Panther Purchaser LP, First Lien Term Loan, 3M US L + 4.50%, 01/08/2028	670,000	672,234
Planview Parent, Inc., First Lien Closing Date Term Loan, 3M US L + 4.00%, 12/17/2027	890,525	894,002
PointClickCare Technologies, Inc., First Lien Term Loan, 3M US L + 3.00%, 12/29/2027	635,075	635,869
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan, 1M US L + 3.50%, 06/01/2026	1,658,909	1,648,200
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 07/05/2024	819,418	823,770
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	856,191	856,392
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	610,000	609,747
Riverbed Technology, Inc., First Lien 2020 Extension Term Loan, 2M US L + 6.00%, 12/31/2025	984,257	881,373
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,636,896	1,604,453
Seattle SpinCo, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 06/21/2024	866,922	858,257
SolarWinds Holdings, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 2.75%, 02/05/2024	2,420,791	2,393,303
Sonicwall US Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 05/16/2025	592,293	589,518
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	170,000	169,193
Surf Holdings LLC., First Lien Dollar Tranche Term Loan, 3M US L + 3.50%, 03/05/2027	507,489	503,907
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025	652,277	648,201
Tech Data Corp., First Lien Term Loan, 1W US L + 3.50%, 07/01/2025	881,833	883,169
TTM Technologies, Inc., First Lien Term Loan, 1M US L + 2.50%, 09/28/2024	893,432	892,458
UKG, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 05/04/2026	2,419,692	2,423,974
Virtusa Corp., First Lien Closing Date Term Loan, 1M US L + 4.25%, 02/11/2028	483,788	486,434
		50,441,572
Financial Intermediaries - 3.41%

Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	477,576	478,283
Alchemy Copyrights LLC, First Lien Term Loan, 1M US L + 3.00%, 08/14/2027	282,617	282,971
ASP Navigate Acquisition Corp., First Lien Initial Term Loan, 3M US L + 4.50%, 10/06/2027	432,825	427,956
AssuredPartners, Inc., First Lien 2020 February Refinancing Term Loan, 1M US L + 3.50%, 02/12/2027	2,952,780	2,930,280
Composite Resins Holding B.V., First Lien Initial Term Loan, 1M US L + 4.25%, 08/01/2025	671,058	672,736
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 04/09/2027	857,074	859,286
Encapsys LLC, First Lien Term Loan, 1M US L + 3.25%, 11/30/2024	1,203,592	1,205,476
GreenSky Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 03/29/2025	891,748	867,225

Semi-Annual Report | August 31, 2021	7

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value
Holley Purchaser, Inc., First Lien Term Loan, 3M US L + 5.00%, 10/26/2025	$745,676	$745,519
LS Group Opco Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 11/02/2027	970,125	971,338
MedAssets Software Intermediate Holdings, Inc., First Lien Term Loan, 2M US L + 3.75%, 01/28/2028	270,000	269,888
Peer Holding III B.V., First Lien Facility B Term Loan, 3M EUR L + 3.00%, 03/07/2025	3,659,551	4,306,601
VFH Parent LLC, First Lien Term Loan, 1M US L + 3.00%, 03/01/2026	261,181	260,120
		14,277,679
Food Service - 1.57%

8th Avenue Food & Provisions, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/01/2025	1,171,246	1,141,965
Atkins Nutritionals Holdings, Inc., First Lien Term Loan, 1M US L + 3.75%, 07/07/2024	423,452	425,392
CHG PPC Parent LLC, First Lien Term Loan, 1M US L + 2.00%, 03/30/2025	204,259	202,983
H-Food Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.69%, 05/23/2025	1,664,192	1,651,186
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 02/05/2025	1,495,061	1,492,183
IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 12/15/2027	985,050	986,074
NPC International, Inc., Second Lien Initial Term Loan, 1M US L + 0.00%, 04/18/2025	605,000	9,075
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 02/05/2027	371,350	370,628
Woof Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 12/21/2027	269,325	269,915
		6,549,401
Food/Drug Retailers - 0.85%

Moran Foods LLC, First Lien -2020 Term Loan, 6M US L + 7.00%, 04/01/2024	875,370	922,421
Moran Foods, LLC TLA, Second Lien Term Loan, 6M US L + 10.75%, 10/01/2024	1,153,328	1,026,462
Portillo's Holdings LLC, First Lien Term Loan, 3M US L + 5.50%, 12/06/2024	708,526	711,849
United Natural Foods, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 10/22/2025	893,128	891,083
		3,551,815
Health Care - 3.89%

Accelerated Health Systems LLC, First Lien Term Loan, 1M US L + 3.50%, 11/01/2025	322,926	321,917
ADMI Corp., First Lien Term Loan, 1M US L + 3.13%, 12/23/2027	1,197,000	1,181,792
Air Methods Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 04/22/2024	942,301	929,014
Bausch Health Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 06/02/2025	2,687,848	2,681,128
Cano Health LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 11/23/2027	82,601	82,636
Castle US Holding Corp., First Lien Initial Dollar Term Loan, 3M US L + 3.75%, 01/29/2027	1,046,546	1,034,411
CNT Holdings I Corp., First Lien Term Loan, 3M US L + 3.75%, 11/08/2027	872,813	873,480
Endo Luxembourg Finance Company I S.a r.l., First Lien 2021 Term Loan, 3M US L + 5.00%, 03/27/2028	687,141	669,341
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	2,316,037	2,048,859
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 02/04/2027	269,320	270,540
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.75%, 10/02/2025	1,154,200	1,160,571
LifeScan Global Corp., First Lien Term Loan, 3M US L + 6.00%, 10/01/2024	662,154	657,068
Medical Solutions Holdings, Inc., First Lien Term Loan, 1M US L + 4.50%, 06/14/2024	397,605	398,725
Ortho-Clinical Diagnostics SA, First Lien Term Loan, 1M US L + 3.00%, 06/30/2025	491,971	491,971

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	$505,270	$502,901
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 02/14/2025	706,405	706,698
Phoenix Guarantor, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 03/05/2026	1,338,456	1,326,510
WCG Purchaser Corp., First Lien Initial Term Loan, 1M US L + 4.00%, 01/08/2027	938,458	941,977
		16,279,539
Home Furnishings - 0.51%

Diamond BC BV, First Lien Term Loan, 1M US L + 3.00%, 09/06/2024	653,155	650,366
Pactiv Evergreen, Inc., First Lien Tranche B-2 U.S. Term Loan, 1M US L + 3.25%, 02/05/2026	940,275	934,751
Weber-Stephen Products LLC, First Lien Initial B Term Loan, 1M US L + 3.25%, 10/30/2027	536,393	537,342
		2,122,459
Industrial Equipment - 2.19%

Alliance Laundry Systems LLC, First Lien Term Loan, 2M US L + 3.50%, 10/08/2027	880,936	882,495
CPM Holdings, Inc., First Lien Term Loan, 1M US L + 3.50%, 11/15/2025	366,800	365,287
Filtration Group Corp., First Lien Term Loan, 1M US L + 3.00%, 03/29/2025	1,796,583	1,783,450
Gates Global LLC, First Lien Term Loan, 1M US L + 2.50%, 03/31/2027	1,822,155	1,816,369
Granite US Holdings Corp., First Lien Term Loan, 3M US L + 4.00%, 09/30/2026	924,210	927,676
MX Holdings US, Inc., First Lien Term Loan, 1M US L + 2.50%, 07/25/2025	1,460,372	1,457,940
Star US Bidco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 03/17/2027	442,640	443,747
Welbilt, Inc., First Lien Term Loan, 1M US L + 2.50%, 10/23/2025	1,500,000	1,489,920
		9,166,884
Insurance - 3.62%

Acrisure LLC, First Lien 2020 Term Loan, 2M US L + 3.50%, 02/15/2027	2,725,887	2,692,250
Alliant Holdings Intermediate LLC, First Lien 2018 Initial Term Loan, 1M US L + 3.25%, 05/09/2025	2,409,585	2,387,405
Asurion LLC, Second Lien New B-3 Term Loan, 1M US L + 5.25%, 01/31/2028	500,000	498,393
BroadStreet Partners, Inc., First Lien Term Loan, 1M US L + 3.00%, 01/27/2027	933,768	921,937
Hub International, Ltd., First Lien Initial Term Loan, 2M US L + 2.75%, 04/25/2025	3,060,410	3,028,932
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	2,777,294	2,736,634
USI, Inc., First Lien Term Loan, 3M US L + 3.00%, 05/16/2024	2,889,305	2,868,358
		15,133,909
Leisure Goods/Activities/Movies - 1.18%

24 Hour Fitness Worldwide, Inc., First Lien Term Loan, 6M US L + 5.00%, 12/29/2025	261,957	229,025
Alterra Mountain Co., First Lien Series B-1 Term Loan, 1M US L + 2.75%, 07/31/2024	1,633,491	1,616,429
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	942,378	843,820
ClubCorp Holdings, Inc., First Lien B Term Loan, 3M US L + 2.75%, 09/18/2024	905,204	852,875
Fitness International LLC, First Lien Term Loan, 3M US L + 3.25%, 04/18/2025	1,509,884	1,408,631
		4,950,780

Semi-Annual Report | August 31, 2021	9

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value
Lodging & Casinos - 3.18%

Aristocrat Leisure, Ltd., First Lien Initial Term Loan, 1M US L + 3.75%, 10/19/2024	$1,715,141	$1,719,857
Caesars Resort Collection LLC, First Lien B Term Loan, 1M US L + 2.75%, 12/23/2024	2,611,385	2,593,275
Caesars Resort Collection LLC, First Lien B-1 Term Loan, 1M US L + 4.50%, 07/21/2025	1,630,175	1,635,864
Flutter Entertainment plc, First Lien USD Term Loan, 3M US L + 2.25%, 07/21/2026	1,401,453	1,396,071
Golden Nugget LLC, First Lien Term Loan, 2M US L + 2.50%, 10/04/2023	2,036,767	2,025,830
Hilton Worldwide Finance LLC, First Lien Term Loan, 1M US L + 1.75%, 06/21/2026	297,475	294,686
Scientific Games International, Inc., First Lien Initial B-5 Term Loan, 1M US L + 2.75%, 08/14/2024	2,754,318	2,733,813
Travelport Finance S.a r.l., First Lien Initial (Priority) Term Loan, 3M US L + 9.00%, 02/28/2025	549,670	562,100
Travelport Finance S.a r.l., First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	376,771	315,742
		13,277,238
Oil & Gas - 1.08%

EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	1,708,315	1,699,911
Glass Mountain Pipeline Holdings LLC, First Lien Term Loan, 3M US L + 4.50%, 12/23/2024	703,196	263,698
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	897,708	897,354
Lucid Energy Group II Borrower, LLC, First Lien Term Loan, 1M US L + 3.00%, 02/19/2025	310,854	305,931
US Silica Co., First Lien Term Loan, 1M US L + 4.00%, 05/01/2025	1,378,988	1,334,171
		4,501,065
Publishing - 1.71%

Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.00%, 10/30/2026	835,800	837,108
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 2M US L + 3.50%, 08/21/2026	1,941,383	1,898,915
LABL, Inc., First Lien Term Loan, 1M US L + 4.00%, 07/02/2026	862,991	862,831
Meredith Corp., First Lien Term Loan, 3M US L + 4.25%, 01/31/2025	443,138	453,248
Red Ventures LLC, First Lien Term Loan, 1M US L + 2.50%, 11/08/2024	2,203,579	2,183,229
Research Now Group, Inc., First Lien Initial Term Loan, 3M US L + 5.50%, 12/20/2024	909,306	897,090
		7,132,421
Retailers (except food & drug) - 3.26%

Ascend Learning LLC, First Lien Term Loan, 1M US L + 3.00%, 07/12/2024	396,555	396,768
Ascend Learning LLC, First Lien Term Loan, 1M US L + 3.75%, 07/12/2024	500,466	501,875
Belk, Inc., First Lien Term Loan, 6M US L + 13.00%, 07/31/2025	22,973	17,574
Belk, Inc., First Lien Term Loan, 6M US L + 7.50%, 07/31/2025	124,709	125,270
KAR Auction Services, Inc., First Lien Term Loan, 1M US L + 2.25%, 09/19/2026	2,669,257	2,635,891
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 12/17/2027	835,560	825,116
Leslie's Poolmart, Inc., First Lien Term Loan, 3M US L + 2.75%, 03/09/2028	2,072,092	2,064,612
Men's Wearhouse LLC, First Lien Term Loan, 1M US L + 11.00%, 06/01/2025	268,556	265,871
Men's Wearhouse LLC, First Lien Term Loan, 3M US L + 8.00%, 12/01/2025	595,237	504,835
New Trojan Parent, Inc., First Lien Term Loan, 2M US L + 3.25%, 01/06/2028	360,000	358,501
Pre-Paid Legal Services, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 05/01/2025	1,951,642	1,943,103

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Principal Amount	Fair Value
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 3M US L + 2.75%, 09/23/2026	$1,314,888	$1,314,164
Rent-A-Center, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 02/17/2028	428,925	431,807
Staples, Inc., First Lien 2019 Refinancing New B-1 Term Loan, 3M US L + 5.00%, 04/16/2026	2,371,762	2,249,225
		13,634,612
Surface Transport - 0.78%

HGIM Corp., First Lien Term Loan, 3M US L + 6.00%, 07/02/2023	1,350,159	1,007,556
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 12/28/2027	463,838	461,518
Rockwood Service Corp., First Lien Term Loan, 1M US L + 4.00%, 01/23/2027	376,465	377,327
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 4.00%, 10/19/2027	1,398,306	1,400,711
		3,247,112
Telecommunications - 2.69%

Connect Finco SARL, First Lien Amendment No. 1 Refinancing Term Loan, 1M US L + 3.50%, 12/11/2026	1,330,106	1,331,077
Global Tel*Link Corp., First Lien Term Loan, 1M US L + 4.25%, 11/29/2025	2,124,661	1,976,317
Global Tel*Link Corp., Second Lien Term Loan, 1M US L + 8.25%, 11/29/2026	862,587	746,138
GTT Communications B.V., First Lien Initial Term Loan, 1M US L + 7.50%, 12/28/2021	240,574	244,544
GTT Communications B.V., First Lien Delayed Draw Term Loan, 1M US L + 7.50%, 12/28/2021	275,390	279,933
Northwest Fiber LLC, First Lien B-2 Term Loan, 1M US L + 3.75%, 04/30/2027	268,350	268,383
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 09/25/2026	2,336,534	2,334,281
Telesat LLC, First Lien Term Loan, 2M US L + 2.75%, 12/06/2026	2,474,649	2,298,640
Zayo Group Holdings, Inc., First Lien Initial Dollar Term Loan, 1M US L + 3.00%, 03/09/2027	1,783,123	1,762,474
		11,241,787
Utilities - 0.19%

Nautilus Power LLC, First Lien Term Loan, 1M US L + 4.25%, 05/16/2024	862,197	801,201
		801,201
TOTAL SENIOR LOANS		243,847,593
(Cost $244,229,939)

	Shares	Fair Value
COMMON STOCK-34.75%
Special Purpose Acquisition Companies-34.03%
26 Capital Acquisition Corp.(c)	69,009	668,697
5:01 Acquisition Corp.(c)	91,755	898,281
890 5th Avenue Partners, Inc.(c)	400	3,964
Abri SPAC I, Inc.(c)	21,434	215,840
Accelerate Acquisition Corp.(c)	66,589	643,916
ACON S2 Acquisition Corp.(c)	198,995	1,974,030
Acropolis Infrastructure Acquisition Corp.(c)	76,319	757,084
Adara Acquisition Corp.(c)	35,768	347,128

Semi-Annual Report | August 31, 2021	11

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Shares	Fair Value
Adit EdTech Acquisition Corp.(c)	70,801	$683,230
AEA-Bridges Impact Corp.(c)	131,209	1,280,600
Aequi Acquisition Corp.(c)	76,958	747,262
AF Acquisition Corp.(c)	70,129	675,342
African Gold Acquisition Corp.(c)	139,254	1,347,979
Agile Growth Corp.(c)	52,625	506,779
Agrico Acquisition Corp.(c)	126,009	1,276,471
Alpha Healthcare Acquisition Corp. III(c)	22,899	226,128
Alpha Partners Technology Merger Corp.(c)	19,691	196,122
AltC Acquisition Corp.(c)	61,326	604,368
Altitude Acquisition Corp.(c)	55,783	546,116
Angel Pond Holdings Corp.(c)	33,960	325,846
Anzu Special Acquisition Corp. I(c)	2,434	23,537
Apollo Strategic Growth Capital II(c)	45,066	434,887
Archimedes Tech SPAC Partners Co.(c)	707	6,872
Arrowroot Acquisition Corp.(c)	205,758	1,985,565
ARYA Sciences Acquisition Corp. V(c)	12,591	124,021
Astrea Acquisition Corp.(c)	1,854	18,132
Athlon Acquisition Corp.(c)	83,188	807,755
Atlantic Avenue Acquisition Corp.(c)	143,984	1,408,164
Atlantic Coastal Acquisition Corp.(c)	92,750	897,820
Atlas Crest Investment Corp. II(c)	1,970	19,030
Authentic Equity Acquisition Corp.(c)	500	4,925
Avanti Acquisition Corp.(c)	66,245	645,889
AxonPrime Infrastructure Acquisition Corp.(c)	7	69
B Riley Principal 150 Merger Corp.(c)	58,235	563,132
B Riley Principal 250 Merger Corp.(c)	52,757	510,160
Biotech Acquisition Co.(c)	109,702	1,059,721
Bite Acquisition Corp.(c)	82,922	804,343
Black Spade Acquisition Co.(c)	28,585	283,849
Blue Safari Group Acquisition Corp.(c)	27,659	272,994
Bluescape Opportunities Acquisition Corp.(c)	125,455	1,218,168
BOA Acquisition Corp.(c)	74,344	718,906
Broadscale Acquisition Corp.(c)	10,459	101,139
Brookline Capital Acquisition Corp.(c)	806	7,979
Build Acquisition Corp.(c)	136	1,325
Burgundy Technology Acquisition Corp.(c)	72,089	712,960
BYTE Acquisition Corp.(c)	147,189	1,418,902
Capstar Special Purpose Acquisition Corp.(c)	4,934	48,797
Carney Technology Acquisition Corp. II(c)	78,461	762,641
Cascade Acquisition Corp.(c)	17,998	177,820
Catcha Investment Corp.(c)	120,767	1,166,150
CC Neuberger Principal Holdings II(c)	75,415	738,313
CC Neuberger Principal Holdings III(c)	3,264	31,661
CF Acquisition Corp. IV(c)	68,833	666,992
CF Acquisition Corp. VI(c)	21,465	208,640
CF Acquisition Corp. VIII(c)	21,149	209,375
Chardan NexTech Acquisition 2 Corp.(c)	22,185	224,512

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Shares	Fair Value
Churchill Capital Corp. VII(c)	94,864	$917,335
CITIC Capital Acquisition Corp.(c)	167,000	1,664,990
Class Acceleration Corp.(c)	69,349	672,685
CleanTech Acquisition Corp.(c)	32,844	323,185
Cohn Robbins Holdings Corp.(c)	9,379	91,539
Colicity, Inc.(c)	5,465	52,683
Concord Acquisition Corp.(c)	3,655	38,268
Constellation Acquisition Corp. I(c)	4,700	45,496
Conx Corp.(c)	30,069	293,173
Corner Growth Acquisition Corp.(c)	47,561	461,342
Corner Growth Acquisition Corp. 2(c)	32,875	321,518
COVA Acquisition Corp.(c)	105,029	1,013,530
Crown PropTech Acquisitions(c)	65,036	630,199
Crucible Acquisition Corp.(c)	125,933	1,216,513
Crystal Peak Acquisition(c)	68,967	656,566
Cushing NextGen Infrastructure(c)	14,570	667,743
D & Z Media Acquisition Corp.(c)	4,366	42,219
Data Knights Acquisition Corp.(c)	43,918	438,521
Decarbonization Plus Acquisition Corp. IV(c)	44,370	445,919
DEE Tech SA(c)	41,293	487,567
Deep Lake Capital Acquisition Corp.(c)	300	2,904
Delwinds Insurance Acquisition Corp.(c)	46,877	460,332
DHB Capital Corp.(c)	5,252	50,682
DHC Acquisition Corp.(c)	200	1,928
DiamondHead Holdings Corp.(c)	74,868	723,974
Digital Transformation Opportunities Corp.(c)	141,108	1,356,047
Digital World Acquisition Corp., Class B(c)	25,893	75
DILA Capital Acquisition Corp.(c)	20,741	199,425
Dragoneer Growth Opportunities Corp. II(c)	8,270	81,873
Duddell Street Acquisition Corp.(c)	82,253	801,967
Dune Acquisition Corp.(c)	59,530	581,608
E.Merge Technology Acquisition Corp.(c)	188,453	1,841,186
EJF Acquisition Corp.(c)	47,658	459,900
Elliott Opportunity II Corp.(c)	27,348	266,643
Empowerment & Inclusion Capital I Corp.(c)	47,753	475,142
Energy Transition Partners BV(c)	50,557	581,789
Epiphany Technology Acquisition Corp.(c)	65,414	632,553
EQ Health Acquisition Corp.(c)	23,787	229,545
European Sustainable Growth Acquisition Corp.(c)	6,732	66,310
Evo Acquisition Corp.(c)	33,779	326,305
Executive Network Partnering Corp.(c)	18,468	179,878
Far Peak Acquisition Corp.(c)	29,930	296,906
FAST Acquisition Corp. II(c)	44	425
FinTech Acquisition Corp. VI(c)	137,554	1,327,396
Fintech Evolution Acquisition Group(c)	35,678	345,363
FirstMark Horizon Acquisition Corp.(c)	13,369	130,348
Flame Acquisition Corp.(c)	177,120	1,716,293
Fortistar Sustainable Solutions Corp.(c)	19,008	184,568

Semi-Annual Report | August 31, 2021	13

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Shares	Fair Value
Fortress Value Acquisition Corp. III(c)	34,526	$335,247
Fortress Value Acquisition Corp. IV(c)	27	263
Freedom Acquisition I Corp.(c)	18,275	177,633
FTAC Hera Acquisition Corp.(c)	11,884	115,750
Fusion Acquisition Corp. II(c)	126,201	1,217,840
G Squared Ascend II, Inc.(c)	34,568	335,310
G&P Acquisition Corp.(c)	43,330	421,818
G3 VRM Acquisition Corp.(c)	103,276	1,075,103
Galata Acquisition Corp.(c)	47,798	463,641
GigInternational1, Inc.(c)	47,940	471,730
Gladstone Acquisition Corp.(c)	35,764	358,355
Glass Houses Acquisition Corp.(c)	82,242	791,168
Global Consumer Acquisition Corp.(c)	12,489	122,267
Global SPAC Partners Co.(c)	55,273	548,308
Global Synergy Acquisition Corp.(c)	109,666	1,071,437
GO Acquisition Corp.(c)	22,465	219,483
Goal Acquisitions Corp.(c)	88,824	858,040
Golden Arrow Merger Corp.(c)	92,834	899,097
Golden Falcon Acquisition Corp.(c)	139,454	1,355,493
Gores Guggenheim, Inc.(c)	1,161	11,413
Gores Holdings VII, Inc.(c)	297,586	2,931,221
Gores Holdings VIII, Inc.(c)	24,463	238,514
Gores Technology Partners II, Inc.(c)	5,877	57,712
Gores Technology Partners, Inc.(c)	215	2,109
Graf Acquisition Corp. IV(c)	55,750	538,824
Haymaker Acquisition Corp. III(c)	6,535	63,128
Healthcare Capital Corp.(c)	55,144	543,168
Healthcare Services Acquisition Corp.(c)	9,858	95,623
HH&L Acquisition Co.(c)	29,541	285,957
HIG Acquisition Corp.(c)	95,389	929,089
Highland Transcend Partners I Corp.(c)	27,509	266,012
HPX Corp.(c)	25,649	251,104
Hudson Executive Investment Corp. III(c)	46,535	451,390
HumanCo Acquisition Corp.(c)	13,124	127,303
I2PO SA(c)	95,238	1,107,654
IG Acquisition Corp.(c)	13,337	129,902
Ignyte Acquisition Corp.(c)	3,268	31,618
International Media Acquisition Corp.(c)	36,562	354,651
ION Acquisition Corp. 3, Ltd.(c)	1,887	18,247
Iron Spark I, Inc.	38,366	379,823
ITHAX Acquisition Corp.(c)	107,529	1,039,268
Itiquira Acquisition Corp.(c)	100,276	968,165
Jaws Juggernaut Acquisition Corp.(c)	14,501	141,675
JOFF Fintech Acquisition Corp.(c)	34,413	333,118
Kadem Sustainable Impact Corp.(c)	75,482	726,137
Kairos Acquisition Corp.(c)	11,102	107,800
Kensington Capital Acquisition Corp. V(c)	58,918	595,072
Kernel Group Holdings, Inc.(c)	45,130	437,761

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Shares	Fair Value
Khosla Ventures Acquisition Co.(c)	18,131	$178,953
Kingswood Acquisition Corp.(c)	25,107	251,823
KINS Technology Group, Inc.(c)	128,748	1,277,180
KKR Acquisition Holdings I Corp.(c)	11,582	112,114
KludeIn I Acquisition Corp.(c)	29,606	290,139
L Catterton Asia Acquisition Corp.(c)	5,761	55,421
Lakeshore Acquisition I Corp.(c)	12,332	119,004
Lazard Growth Acquisition Corp. I(c)	64,054	620,683
Lefteris Acquisition Corp.(c)	28,240	276,470
Leo Holdings Corp. II(c)	19,089	185,163
Levere Holdings Corp.(c)	54,573	528,267
LightJump Acquisition Corp.(c)	59,263	581,370
Lionheart Acquisition Corp. II(c)	700	6,909
LMF Acquisition Opportunities, Inc.(c)	59,099	586,262
Macondray Capital Acquisition Corp. I(c)	84,283	832,716
Magnum Opus Acquisition, Ltd.(c)	36,420	358,737
Marlin Technology Corp.(c)	273,988	2,663,163
Mason Industrial Technology, Inc.(c)	4,963	47,794
MCAP Acquisition Corp.(c)	85,881	840,775
MDH Acquisition Corp.(c)	54,356	533,232
Medicus Sciences Acquisition Corp.(c)	74,432	716,036
Metals Acquisition Corp.(c)	53,364	530,972
Minority Equality Opportunities Acquisition, Inc.(c)	140,593	1,415,771
Mission Advancement Corp.(c)	89,303	863,560
Monument Circle Acquisition Corp.(c)	189	1,841
Moringa Acquisition Corp.(c)	22,006	212,358
Mountain Crest Acquisition Corp. IV(c)	34,801	341,050
Mudrick Capital Acquisition Corp. II(c)	380,391	3,746,852
Music Acquisition Corp.(c)	873	8,442
New Vista Acquisition Corp.(c)	22,281	215,012
Newbury Street Acquisition Corp.(c)	20,019	193,984
Noble Rock Acquisition Corp.(c)	56,711	548,395
North Atlantic Acquisition Corp.(c)	57,083	554,847
North Mountain Merger Corp.(c)	1,650	16,038
Northern Lights Acquisition Corp.(c)	134,409	1,343,417
Nova Vision Acquisition Corp.(c)	31,087	316,466
Novus Capital Corp. II(c)	4,792	46,434
OceanTech Acquisitions I Corp.(c)	32,873	323,470
Odyssey Acquisition SA(c)	21,042	248,205
Omnichannel Acquisition Corp.(c)	11,211	109,980
One Equity Partners Open Water I Corp.(c)	72,832	706,106
Osiris Acquisition Corp.(c)	29,200	281,488
Oyster Enterprises Acquisition Corp.(c)	114,212	1,102,146
Peridot Acquisition Corp. II(c)	903	8,723
PHP Ventures Acquisition Corp.(c)	32,042	323,945
Pine Island Acquisition Corp.(c)	31,548	306,331
Pine Technology Acquisition Corp.(c)	162,272	1,562,679
Pivotal Investment Corp. III(c)	14,002	135,679

Semi-Annual Report | August 31, 2021	15

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Shares	Fair Value
PMV Consumer Acquisition Corp.(c)	35,259	$344,480
Poema Global Holdings Corp.(c)	94,848	916,232
Pono Capital Corp.(c)	35,866	360,095
Pontem Corp.(c)	7,483	72,585
Powered Brands(c)	32,988	321,633
Primavera Capital Acquisition Corp.(c)	147,629	1,424,620
Priveterra Acquisition Corp.(c)	15,635	151,034
Property Solutions Acquisition Corp. II(c)	1,515	14,620
PropTech Investment Corp. II(c)	41,944	406,857
Provident Acquisition Corp.(c)	45,124	434,995
Queen's Gambit Growth Capital(c)	2,450	24,084
Recharge Acquisition Corp.(c)	126,426	1,241,503
RedBall Acquisition Corp.(c)	49,077	479,973
Rosecliff Acquisition Corp. I(c)	77,689	753,583
Salient Midstream & MLP Fund(c)	7,236	40,305
Science Strategic Acquisition Corp. Alpha(c)	77,759	756,595
ScION Tech Growth I(c)	120,004	1,167,639
ScION Tech Growth II(c)	3,825	36,950
SCP & Co. Healthcare Acquisition Co(c)	400	3,872
Senior Connect Acquisition Corp. I(c)	185,610	1,800,417
Shelter Acquisition Corp. I(c)	36,525	354,475
Silver Crest Acquisition Corp.(c)	154,643	1,517,048
Silver Spike III Acquisition Corp.(c)	32,200	315,560
Slam Corp.(c)	33,858	327,407
Social Capital Suvretta Holdings Corp. I(c)	67,658	661,019
Social Capital Suvretta Holdings Corp. II(c)	58,318	566,851
Social Capital Suvretta Holdings Corp. III(c)	41,385	402,262
Social Capital Suvretta Holdings Corp. IV(c)	67,409	656,564
Social Leverage Acquisition Corp. I(c)	4,685	45,257
Software Acquisition Group, Inc. III(c)	45,702	457,477
Spartan Acquisition Corp. III(c)	49,945	494,456
SportsTek Acquisition Corp.(c)	34,022	328,312
StoneBridge Acquisition Corp.(c)	109,133	1,083,691
Stratim Cloud Acquisition Corp.(c)	66	639
Summit Healthcare Acquisition Corp.(c)	42,915	411,126
Sustainable Development Acquisition I Corp.(c)	30,471	295,264
SVF Investment Corp.(c)	156,330	1,519,527
SVF Investment Corp. 2(c)	210,961	2,056,869
SVF Investment Corp. 3(c)	69,707	678,946
Tailwind International Acquisition Corp.(c)	234,566	2,275,290
Tailwind Two Acquisition Corp.(c)	3,084	30,686
Tastemaker Acquisition Corp.(c)	74,624	729,823
TB SA Acquisition Corp.(c)	71,674	690,221
Tech and Energy Transition Corp.(c)	588	5,668
Tiga Acquisition Corp.(c)	126	1,275
TLG Acquisition One Corp.(c)	96,180	949,297
TPG Pace Beneficial II Corp.(c)	150,036	1,459,098
TPG Pace Solutions Corp.(c)	600	5,970

16

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Shares	Fair Value
Transition SA(c)	33,822	$398,554
Trepont Acquisition Corp. I(c)	90,763	897,655
Tribe Capital Growth Corp. I(c)	21,170	203,867
Tuatara Capital Acquisition Corp.(c)	15,548	149,727
TZP Strategies Acquisition Corp.(c)	138,058	1,335,021
VAM Investments Spac BV(c)	25,279	285,050
Vector Acquisition Corp. II(c)	658	6,429
Velocity Acquisition Corp.(c)	18,000	176,580
Vy Global Growth(c)	31,512	306,297
Warburg Pincus Capital Corp. I-A(c)	451	4,386
Warrior Technologies Acquisition Co.(c)	125,462	1,228,273
Williams Rowland Acquisition Corp.(c)	62,034	620,340
World Quantum Growth Acquisition Corp.(c)	51,765	516,356
XPAC Acquisition Corp.(c)	312	3,101
Zanite Acquisition Corp.(c)	54,806	553,541
Z-Work Acquisition Corp.(c)	1,024	9,851
		142,307,705
Local TV & Radio Broadcast-0.13%
Cumulus Media, Inc.(c)	46,262	546,354

Electronics & Appliances Stores-0.00%
Everyware Global(c)(d)	43,777	–

Marine Services-0.01%
Harvey Gulf Intl. Marine(c)	7,413	27,183

Food & Drug Stores-0.00%
Save A Lot / Moran Foods(c)(d)	56,338	–

Specialty Apparel Stores-0.00%
Mens Wearhouse(c)	11,155	15,338

Entertainment Facilities-0.15%
24 Hour Fitness Worldwide(c)	306,005	612,011

Mineral & Precious Stone Mining-0.38%
Covia Equity(c)	169,353	1,608,854

IT Services-0.02%
IQOR(c)	4,941	63,408

Power Generation-0.03%
Longview Power LLC(c)	61,813	123,626

TOTAL COMMON STOCK		145,304,479
(Cost $145,392,914)

Semi-Annual Report | August 31, 2021	17

Saba Capital Income & Opportunities Fund	Schedule of Investments

      August 31, 2021

	Shares	Fair Value
CLOSED END FUNDS-5.84%

Closed End Funds-5.84%
Aberdeen Japan Equity Fund, Inc.	105,265	$984,228
Apollo Senior Floating Rate Fund, Inc.	13,974	219,811
Blackstone Long-Short Credit Income Fund	324	4,753
Blackstone Strategic Credit Fund	99,344	1,376,908
Calamos Long/Short Equity & Dynamic Income Trust	4,527	90,947
Delaware Investments Minnesota Municipal Income Fund II, Inc.	21,006	297,445
Delaware Ivy High Income Opportunities Fund	165,758	2,338,845
First Trust Aberdeen Emerging Opportunity Fund	2,301	33,503
Guggenheim Enhanced Equity Income Fund	512,137	4,829,451
India Fund, Inc.	74,895	1,743,555
Invesco Senior Income Trust	492,047	2,155,166
Japan Smaller Capitalization Fund, Inc.	7,794	71,393
Korea Fund, Inc.	27,872	1,213,547
Miller/Howard High Dividend Fund	333,513	3,341,799
Morgan Stanley Emerging Markets Debt Fund, Inc.	103,239	976,641
New America High Income Fund, Inc.	5,107	48,619
New Ireland Fund, Inc.(c)	83,100	1,105,845
Nuveen Diversified Dividend and Income Fund	23,614	253,851
Nuveen Mortgage and Income Fund	5,482	114,574
Nuveen Tax-Advantaged Dividend Growth Fund	3,797	62,954
Nuveen Tax-Advantaged Total Return Strategy Fund	1,959	22,862
PGIM Global High Yield Fund, Inc.	680	10,683
Principal Real Estate Income Fund	1,169	18,248
Special Opportunities Fund, Inc.	5,178	80,621
Taiwan Fund, Inc.	645	23,111
Templeton Global Income Fund	30,991	170,141
Tortoise Energy Independence Fund, Inc.	21,461	418,361
Vertical Capital Income Fund	22,164	236,712
Virtus AllianzGI Convertible & Income Fund II	265,220	1,426,884
Voya Asia Pacific High Dividend Equity Income Fund	1,351	11,740
Voya Emerging Markets High Income Dividend Equity Fund	97,803	753,083
		24,436,281

TOTAL CLOSED END FUNDS		24,436,281
(Cost $23,878,039)

PREFERRED STOCK-0.26%
Entertainment Facilities-0.26%
24 Hour Fitness Worldwide, Inc.(c)	407,959	1,070,892

Special Purpose Acquisition Companies-0.00%
2MX Organic SA(c)	893	10,175

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

	Shares	Fair Value

TOTAL PREFERRED STOCK		$1,081,067
(Cost $500,111)

WARRANTS-0.07%(c)
Cineworld, Expires 11/23/2025, Strike Price $0.01	88,914	35,817
CleanTech Acquisition Corp., Expires 07/30/2026, Strike Price $11.50	3,842	1,833
Crystal Peak Acquisition, Expires 06/22/2026, Strike Price $11.50	34,484	17,242
DILA Capital Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	5,963	3,519
Elliott Opportunity II Corp., Expires 02/19/2023, Strike Price $11.50	6,721	6,922
Energy Transition Partners BV, Expires 07/16/2026, Strike Price $11.50	16,852	6,148
FinTech Acquisition Corp. VI, Expires 12/31/2027, Strike Price $11.50	31,763	32,080
G Squared Ascend II, Inc., Expires 12/31/2026, Strike Price $11.50	11,522	7,142
Galata Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	23,899	10,038
Harvey Gulf, Expires 12/31/2049, Strike Price $0.01	16,636	61,004
I2PO SA, Expires 07/20/2023, Strike Price $11.50	95,238	28,114
International Media Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	36,562	10,603
Jaws Juggernaut Acquisition Corp., Expires 02/12/2023, Strike Price $11.50	1,488	1,341
Northern Lights Acquisition Corp., Expires 12/02/2022, Strike Price $11.50	54,241	23,323
Odyssey Acquisition SA, Expires 06/30/2026, Strike Price $11.50	7,014	5,632
Shelter Acquisition Corp. I, Expires 12/31/2027, Strike Price $11.50	18,262	9,679
Transition SA, Expires 06/16/2026, Strike Price $11.50	33,822	8,456
VAM Investments Spac BV, Expires 07/27/2026, Strike Price $11.50	12,639	10,446

TOTAL WARRANTS		279,339
(Cost $870,936)

RIGHTS-0.01%(c)
Blue Safari Group Acquisition Corp., Expires 09/24/2026, Strike Price $0.01	13,829	4,771
DEE Tech SA, Expires 06/23/2023, Strike Price $11.50	35,099	10,361
International Media Acquisition Corp., Expires 12/31/2049, Strike Price $0.01	36,562	6,216
Mountain Crest Acquisition Corp. IV, Expires 06/30/2026, Strike Price $0.01	18,859	7,260

TOTAL RIGHTS		28,608
(Cost $20,840)

SHORT TERM INVESTMENTS-0.20%
JPMorgan US Treasury Plus Money Market Fund, 7 Day yield 0.01%	847,968	847,968

TOTAL SHORT TERM INVESTMENTS		847,968
(Cost $847,968)

Semi-Annual Report | August 31, 2021	19

Saba Capital Income & Opportunities Fund	Schedule of Investments

August 31, 2021

Value
Total Investments - 100.71%	$421,133,420
(Cost $421,581,150)

Liabilities in Excess of Other Assets - (0.71)%	$(2,957,172)

Net Assets - 100.00%	$418,176,248

Amounts above are shown as a percentage of net assets as of August 31, 2021.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (the "Securities Act"). Total market value of Rule 144A securities amounts to $1,952,500, which represented approximately 0.47% of net assets as of August 31, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(b)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(c)	Non-income producing security.
(d)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

Investment Abbreviations:

PIK - Payment in-kind

Reference Rates:

1W US L - 1 Week LIBOR as of August 31, 2021 was 0.10%

1M US L - 1 Month LIBOR as of August 31, 2021 was 0.08%

2M US L - 2 Month LIBOR as of August 31, 2021 was 0.13%

3M US L - 3 Month LIBOR as of August 31, 2021 was 0.12%

6M US L - 6 Month LIBOR as of August 31, 2021 was 0.15%

1M EUR L - 1 Month EURIBOR as of August 31, 2021 was (0.55)%

3M EUR L - 3 Month EURIBOR as of August 31, 2021 was (0.55)%

Saba Capital Income & Opportunities Fund	Statement of Assets and Liabilities

August 31, 2021

ASSETS:
Investments, at fair value (Cost $421,581,150, respectively)	$421,133,420
Cash	2,284,501
Foreign Currency, at value (Cost 93,731, respectively)	93,964
Receivables:
Investment securities sold	52,858,906
Interest	671,660
Prepaid expenses	86,212
Other assets	1,029
Total Assets	477,129,692

LIABILITIES:
Notes payable	40,000,000
Payable for investment securities purchased	17,851,232
Accrued interest payable	44,242
Payable for investment management fees	353,130
Payable for trustees fees	93,480
Other accrued expenses	611,360
Total Liabilities	58,953,444
Net Assets	$418,176,248

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$590,474,070
Total distributable loss	$(172,297,822)
NET ASSETS	$418,176,248
Net assets value per common share outstanding (net assets divided by 85,058,986 shares of beneficial interest authorized and outstanding, no par value)	$4.92

Semi-Annual Report | August 31, 2021	21

Saba Capital Income & Opportunities Fund	Statement of Operations

  For the Six Months Ended August 31, 2021

INVESTMENT INCOME:
Interest	$8,201,362
Total Investment Income	8,201,362

EXPENSES:
Investment management fees (Note 4)	3,003,551
Interest expense	55,100
Transfer agent fees	48,444
Custody and accounting expense	185,037
Professional fees	428,900
Shareholder reporting expense	109,772
Trustees fees	79,206
Miscellaneous expenses	223,166
Other expenses	130,533
Total Expenses	4,263,709
Waived and reimbursed fees	(526,860)
Net expenses	3,736,849
Net Investment Income	4,464,513

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	1,418,015
Forward foreign currency contracts	40,129
Foreign currency transactions	(77,053)
Net realized gain:	1,381,091
Net change in unrealized appreciation/(depreciation) on:
Investments	(3,921,611)
Forward foreign currency contracts	91,000
Foreign currency related transactions	130,506
Net change in unrealized appreciation (depreciation)	(3,700,105)
Net realized and unrealized loss	(2,319,014)
Net Increase in net assets resulting from operations	$2,145,499

Saba Capital Income & Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended August 31, 2021 (Unaudited)	For the Year Ended February 28, 2021
FROM OPERATIONS:
Net investment income	$4,464,513	$22,651,755
Net realized gain/(loss)	1,381,091	(98,682,859)
Net change in unrealized appreciation/depreciation on Investment securities and unfunded commitments	(3,700,105)	48,601,471
Net Increase/(Decrease) in net assets resulting from Operations	2,145,499	(27,429,633)

FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions (excluding return of capital)	(5,922,348)	(25,024,961)
Return of Capital	(5,210,337)	(1,234,296)
Decrease in net assets from distributions to common shareholders	(11,132,685)	(26,259,257)
CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased (Note 11)	(1,536,542)	(18,727,020)
Cost of shares repurchased in tender offer (Note 9)	(176,835,308)	(104,862,043)
Net decrease in net assets resulting from capital share transactions	(178,371,850)	(123,589,063)
Net Decrease in net assets	(187,359,036)	(177,277,953)
NET ASSETS:
Beginning of period	605,535,284	782,813,237
End of period	$418,176,248	$605,535,284

Semi-Annual Report | August 31, 2021	23

Saba Capital Income & Opportunities Fund	Statements of Cash Flows

For the Six Months Ended August 31, 2021

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations:	$2,145,499
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of securities	(269,170,132)
Proceeds from disposition of investment securities	431,614,345
Amortization of premium and accretion of discount on investments	(867,770)
Net realized (gain)/loss on:
Investment securities	(1,418,015)
Forward foreign currency contracts	(40,129)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	3,921,611
Forward foreign currency contracts	(91,000)
(Increase)/Decrease in assets:
Interest receivable	994,980
Reimbursement due from manager	336,208
Prepaid expenses	84,567
Other assets	7,699
Increase/(Decrease) in liabilities:
Accrued interest payable	(333,004)
Unrealized depreciation on forward foreign currency contracts	(91,000)
Accrued investment advisory fees payable	(190,423)
Unfunded loan commitments	(433,490)
Accrued trustees' fees and deferred compensation payable	29,098
Other payables and accrued expense	(75,231)
Net cash provided by operating activities:	166,423,813

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided by loan:	17,400,000
Cost of shares redeemed:	(178,371,850)
Cash distributions paid:	(11,132,685)
Net cash flows used in financing activities:	(172,104,535)

Effects of Exchange Rates on Cash:	6,885

Net Change in Cash & Foreign Rates On Cash & Foreign Currency:	(5,673,837)
Cash & foreign currency, beginning of period:	8,052,302
Cash & foreign currency, end of period:	2,378,465

Cash paid for interest on loan during the period was:	55,100

Saba Capital Income & Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended August 31, 2021 (Unaudited)		For the Year Ended February 28, 2021	For the Year Ended February 29, 2020	For the Year Ended February 28, 2019	For the Year Ended February 28, 2018	For the Year Ended February 28, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$4.97		$5.30	$5.54	$5.69	$5.80	$5.36
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.16	0.30	0.29	0.30	0.31
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments(a)	(0.02)		(0.32)	(0.23)	(0.14)	(0.12)	0.45
Total Income/(Loss) from Investment Operations	0.02		(0.16)	0.07	0.15	0.18	0.76

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income(a)	(0.05)		(0.17)	(0.31)	(0.30)	(0.25)	(0.32)
From tax return of capital(a)	(0.05)		(0.01)	–	–	(0.04)	–
Total Distributions to Common Shareholders	(0.10)		(0.18)	(0.31)	(0.30)	(0.29)	(0.32)

Accretion to net asset value resulting from share repurchases and tender offer(a)(b)	0.03		0.01	–	–	–	–
Total Capital Share Transactions	0.03		0.01	–	–	–	–
Net asset value per common share - end of period	$4.92		$4.97	$5.30	$5.54	$5.69	$5.80
Market price per common share - end of period	$4.58		$4.63	$4.91	$4.82	$5.17	$5.59

Total Investment Return - Net Asset Value(c)	1.19%		(2.14%)	1.88%	3.37%	3.62%	14.93%
Total Investment Return - Market Price(c)	1.11%		(1.59%)	8.48%	(1.02%)	(2.31%)	28.24%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$418,176		$605,535	$782,813	$818,100	$840,774	$857,138
Ratio of expenses including waivers to average net assets	1.39	%(d)	2.26%	2.85%	2.90%	2.54%	2.24%
Ratio of expenses excluding waivers to average net assets(e)	1.59	%(d)	2.68%	2.86%	2.92%	2.55%	2.24%
Ratio of expenses excluding interest expense and other fees related to revolving credit facility to average net assets	1.37	%(d)	2.13%	1.62%	1.64%	1.64%	1.62%
Ratio of net investment income including waivers to average net assets	1.66	%(d)	3.37%	5.29%	5.16%	4.58%	5.44%
Ratios to average net assets plus borrowings
Ratio of expenses excluding waivers to average net assets	1.51	%(d)	2.04%	2.06%	2.08%	1.81%	1.60%
Ratio of expenses including waivers to average net assets	1.32	%(d)	1.72%	2.05%	2.07%	1.80%	1.60%
Ratio of expenses excluding interest expense and other fees related to revolving credit facility to average net assets	1.30	%(d)	1.30%	1.16%	1.16%	1.16%	1.16%

Semi-Annual Report | August 31, 2021	25

Saba Capital Income & Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended August 31, 2021 (Unaudited)		For the Year Ended February 28, 2021	For the Year Ended February 29, 2020	For the Year Ended February 28, 2019	For the Year Ended February 28, 2018	For the Year Ended February 28, 2017
Ratio of net investment income including waivers to average net assets	1.58	%(d)	2.56%	3.81%	3.68%	3.25%	3.88%
Portfolio turnover rate	60%		56%	53%	60%	89%	67%

SUPPLEMENTAL DATA
Total shares outstanding (000s)	85,059		121,841	147,788	147,788	147,788	147,788
Asset coverage, end of period per $1,000(f)	$11,454		$27,794	$3,478	$3,534	$3,610	$3,589

Aggregate principal amount, end of period (000s)	$40,000		$22,600	$315,900	$322,800	$322,100	$331,100
Average borrowings outstanding during the period (000s)	$27,262		$211,066	$312,939	$332,698	$343,074	$337,209

(a)	Calculated using average common shares outstanding.
(b)	Please see Note 9 in the accompanying Notes to Financial Statements for additional information.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(d)	Annualized.
(e)	The Investment Adviser (See Note 1 and Note 5) has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(f)	Asset coverage ratios, is presented to represent the coverage available to each $1,000 of borrowings. The Asset coverage ratio per $1,000 of debt is presented to represent the coverage available to each $1,000 of borrowings. Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

Saba Capital Income & Opportunities Fund	Notes to Financial Statements

August 31, 2021

NOTE 1 — ORGANIZATION

Saba Capital Income & Opportunities Fund (the “Fund”), a Massachusetts business trust, is registered under the 1940 Act, as a closed-end, management investment company. The Fund seeks to provide investors with a high level of current income, with a secondary goal of capital appreciation. The Fund’s investment objective is to invest in High Yield credit on a non-diversified basis. The Fund will also opportunistically invest in other products, such as, closed-end funds and special purpose acquisition companies. The Fund may also use derivatives where it believes it can achieve attractive risk-adjusted returns seeking to reduce portfolio risk.

Saba Capital Management, L.P. (the “Investment Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund.

A Special Meeting of Shareholders was held on May 21, 2021. The results, which have been certified by the independent Inspector of Election, show that all proposals presented at the Special Meeting passed. The following changes were effective as of close of business on June 4, 2021.

The approval of a new investment management agreement between the Fund and Saba Capital Management, which received support from approximately 95% of all votes cast.

The removal of the Fund’s fundamental investment restriction relating to investing in warrants.

The removal of the Fund’s fundamental investment restriction relating to purchasing or selling equity securities, engaging in short-selling and the use of certain option arrangements.

The removal of the Fund’s fundamental investment restriction relating to investing in other investment companies.

Changing the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified”; and

A change of the Fund’s investment objective and to make the investment objective non-fundamental.

The approval of the new management agreement was preceded by the selection of Saba Capital Management by the Fund’s Board of Trustees to serve as the new investment manager to the Fund. Saba Capital Management has assumed responsibility for providing investment management services to the Fund effective as of close of business on June 4, 2021.

In connection with the transition to Saba Capital Management, the Fund’s name was changed from Voya Prime Rate Trust (New York Stock Exchange (the “NYSE”) ticker symbol PPR) to Saba Capital Income & Opportunities Fund. The common shares of the Fund continue to be listed on the NYSE under the new ticker symbol “BRW”.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are stated in U.S. dollars. The Fund is considered an investment company under Accounting Standard Codification (“ASC”) 946, “Financial Services – Investment Companies”, and follows the accounting and reporting guidance therein. The preparation of financial statements requires management to make estimates and assumptions that affect the amounts in the financial statements and accompanying notes. Actual results could differ from these estimates and the differences may be material.

The Fund is open for business every day the NYSE opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per Common Share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per Common Share of the Fund is calculated by dividing the value of the Fund's assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

A. Senior Loan and Other Security Valuation. Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

Semi-Annual Report | August 31, 2021	27

Saba Capital Income & Opportunities Fund	Notes to Financial Statements

August 31, 2021

B. Fair Value Measurement. Investments held by the Fund are recorded at fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Investment Adviser has established and documented procedures (the “Valuation Policy”) that provide for fair value measurements that are fair, consistent, and verifiable. The Investment Adviser has designated a Valuation Committee (the “Committee”) to oversee the valuation of the Fund’s investment portfolio. The Committee is led by the Chief Financial Officer and is comprised of the Chief Operating Officer/ Chief Compliance Officer, the Fund Accounting team, the Chief Risk Officer (Fund Trustee), the President (Fund Trustee) and the Director of Operations, all of whom are independent of the Fund’s portfolio investment decisions. Additionally, Portfolio Managers, whose roles are limited to providing insight into recent trade activity and overall market performance, are also members of the Committee. The majority of Committee members are independent of the Fund’s portfolio investment decisions. The Committee meets on a monthly basis and is responsible for compliance and consistent application of the Valuation Policy.

ASC 820 establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 – Quoted prices available in active markets for identical financial instruments as of the reporting date. An active market for the financial instrument is a market in which transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis, as well as at the reporting date. Investments classified within Level 1 primarily include money market funds, common stock, and closed end funds. The Investment Adviser does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 – Consists of financial instruments fair valued using inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. This category includes pricing inputs that are quoted prices for similar financial instruments in active markets or quoted prices for similar or identical financial instruments in markets that at times may not meet the definition of active. Derivatives are valued using observable inputs, such as quotations received from third party service providers, counterparties, dealers or brokers, whenever available and considered reliable. In instances where models are used, the value of a derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. If inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Level 3 – Pricing inputs that are unobservable for the financial instrument and includes situations where there may be little, if any, market activity for the financial instrument. The inputs into the determination of fair value could require significant management judgment or estimation. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Investment Adviser’s perceived risk of that instrument.

Saba Capital Income & Opportunities Fund	Notes to Financial Statements
August 31, 2021

The following table summarizes the valuation of the Fund’s financial instruments in accordance with the above fair value hierarchy levels as of August 31, 2021. Refer to the portfolio of investments for additional details.

Saba Capital Income & Opportunities Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs(a)	Total
Corporate Bonds	$–	$5,308,085	$–	$5,308,085
Senior Loans	–	243,847,593	–	243,847,593
Common Stock	142,854,059	2,450,420	–	145,304,479
Closed End Funds	24,436,281	–	–	24,436,281
Preferred Stock	10,175	1,070,892	–	1,081,067
Warrants	174,062	105,277	–	279,339
Rights	28,608	–	–	28,608
Short Term Investments	847,968	–	–	847,968
Total	$168,351,153	$252,782,267	$–	$421,133,420

*	For detailed sector descriptions, see the accompanying Statement of Investments.

(a)	Included in Level 3 are securities with total value of $0. A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

C. Security Transactions and Revenue Recognition. Investment transactions are recorded on a trade-date basis. Dividend income and expense are recorded on the ex-dividend date. Interest income and expense are recorded on the accrual basis and include the amortization/accretion of premiums and discounts on fixed income securities using the effective interest method. Dividend and interest income are recorded net of applicable withholding taxes. Realized gains and losses from security transactions are computed on the basis of the identified cost of the securities sold or covered. Unrealized gains and losses are recognized in net change in unrealized appreciation (depreciation) on securities and foreign currency translation on the statement of operations. Expenses are recorded on the accrual basis as incurred.

D. Foreign Currency Translation. Assets and liabilities, including investments, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the closing rates of exchange on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars at the rates of exchange prevailing on the dates of such transactions. Net realized currency translation gains or losses include the effects of currency movements between trade and settlement dates on investment transactions and the difference between amounts actually received or paid upon settlement. The Fund does not isolate that portion of the results of operations arising from the changes in foreign exchange rates from changes in market prices of investments held. Such fluctuations are included in either net realized gains (losses) on securities and derivative transactions or net change in unrealized appreciation (depreciation) on securities and derivative transactions in the statement of operations. Foreign currency translation gains and losses on assets and liabilities (excluding investments) are included in either net realized gains (losses) on securities transactions or net change in unrealized appreciation (depreciation) on securities transactions.

E. Forward Foreign Currency Contracts. The Fund has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Portfolio of Investments.

Semi-Annual Report | August 31, 2021	29

Saba Capital Income & Opportunities Fund	Notes to Financial Statements

August 31, 2021

For the six months ended August 31, 2021, the Fund had an average quarterly contract amount on forward foreign currency contracts to buy and sell of $813,333 and $7,897,667, respectively. As of August 31, 2021 there were no open forward currency contract positions.

F. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G. Distributions to Common Shareholders. The Fund will make monthly distributions to shareholders at an initial annual minimum fixed rate of 8.00%, based on the average monthly net asset value of the Fund’s common shares. The Fund will calculate the average net asset value from the previous month based on the number of Business Days in that month on which the net asset value is calculated. The distribution will be calculated as 8.00% of the previous month’s average net asset value, divided by twelve. The Fund will generally distribute amounts necessary to satisfy the Fund’s plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the plan will be successful in doing so.

Under the managed distribution plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution plan. The Board may amend the terms of the plan or terminate the plan at any time. The amendment or termination of the plan could have an adverse effect on the market price of the Fund’s common shares. The plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

H Dividend Reinvestments. Pursuant to the Fund’s Shareholder Reinvestment Program (the “Program”), ALPS Fund Services, Inc. (“ALPS”), the Program administrator, purchases, from time to time, shares of beneficial interest of the Fund on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Fund’s Common Shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Fund at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

I. Share Offerings. The Fund issues shares under various shelf registration statements, whereby the net proceeds received by the Fund from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS

For the six months ended August 31, 2021, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $269,170,132 and $431,614,345, respectively. The fair value of these assets is established as set forth in Note 2.

At August 31, 2021, the Fund held senior loans valued at $243,847,593 representing 58.31% of its total net assets. The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

At August 31, 2021 the Fund held corporate variable rate notes valued at $2,715,847 representing 0.65% of its total net assets. Changes in short-term market interest rates will directly affect the yield on variable rate notes. If short-term market interest rates fall, the yield on variable rate notes will also fall. To the extent that the interest rate spreads on loans in the Fund's portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

Saba Capital Income & Opportunities Fund	Notes to Financial Statements

August 31, 2021

Certain common and preferred stock, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Fund. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

At August 31, 2021, the Fund held SPACs valued at $142,317,880 representing 34.03% of its total net assets. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC's management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Shareholders in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company's shares trade above the SPAC's initial public offering ("IPO") price, or alternatively, the market price at which an investor acquired a SPAC's shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC's trust account.

At August 31, 2021, the Fund held Closed End Mutual Funds valued at $24,436,281 representing 5.84% of its total net assets. A closed-end fund (CEF) or closed-ended fund is a collective investment issuing a fixed number of shares which are not redeemable from the fund. Shares can be purchased and sold in the market and are subject to market fluctuations.

The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of August 31, 2021, the Fund held warrants totaling $279,339.

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Fund, if any, is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

Semi-Annual Report | August 31, 2021	31

Saba Capital Income & Opportunities Fund	Notes to Financial Statements

August 31, 2021

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Fund intends to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and the Fund’s Portfolio Turnover in the Financial Highlights.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Fund’s managed assets. For purposes of the Management Agreement, managed assets (“Managed Assets”) are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons, to 1.05% of Managed Assets plus 0.15% of average daily net assets.

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

Fees and expenses waived by the previous advisor (Voya Investments, LLC) prior to June 4, 2021 are no longer recoupable. As of August 31, 2021, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser and the related expiration dates are as follows:

	August 31, 2021
2022	2023	2024	Total
$–	$–	$258,145	$258,145

The expense limitation agreement is contractual through July 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

At August 31, 2021, entities advised by Saba Capital Management owned approximately 12.94% of the Fund.

The previous advisor (Voya Investments, LLC) engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the six months ended August 31, 2021, the Fund engaged in such purchase and sale transactions totaling $400,000 and $400,000, respectively.

Saba Capital Income & Opportunities Fund	Notes to Financial Statements

August 31, 2021

NOTE 7 — COMMITMENTS

Effective July 20, 2021, the Fund has entered into a revolving credit agreement, collateralized by assets of the Fund, to borrow up to $200,000,000 million maturing July 19, 2022. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. The amount of borrowings outstanding at August 31, 2021, was $40,000,000 million. The weighted average interest rate on outstanding borrowings at August 31, 2021 was 0.84%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 8.38% of total assets at August 31, 2021. Prepaid arrangement fees are amortized over the term of the agreement. Average borrowings for the period ended August 31, 2021 were $13,313,953 and the average annualized interest rate was 0.84% excluding other fees related to the unused portion of the facility, and other fees.

NOTE 8 — TENDER OFFER

On June 21, 2021, the Fund announced that it would purchase for cash up to 30% of the Fund's shares, at a price equal to 99% of the Trust's NAV per share as determined as of the close of the regular trading session of the NYSE on July 19, 2021 (the "Tender Offer"). On July 19, 2021, 36,453,372 shares were accepted for repurchase by the Fund in accordance with the terms of the Tender Offer. The shares were repurchased at a price of $4.851, or 99% of the Fund's NAV. The Tender Offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.48433) in accordance with the terms of the Tender Offer.

NOTE 9 — CAPITAL SHARES

As of August 31, 2021 there were 85,058,986 shares issued and outstanding. Transactions in capital shares and dollars were as follows:

Year or	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease) in shares outstanding	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease)
period ended	#	#	#	($)	($)	($)
8/31/2021	(329,217)	(36,453,372)	(36,782,589)	(1,536,542)	(176,835,308)	(178,371,850)
2/28/2021	(4,369,649)	(21,576,552)	(25,946,201)	(18,727,020)	(104,862,043)	(123,589,063)

Share Repurchase Program

Prior to June 4th, 2021 the previous advisor (Voya Investments, LLC) had a repurchase plan, pursuant to an open-market share repurchase program, the Fund could purchase up to 10% of its stock in open-market transactions. The amount and timing of any repurchases under the prior repurchase program were at the discretion of the Fund’s management, subject to market conditions and investment considerations. The Fund may in the future elect to implement a new share repurchase program, the terms and conditions of which would be subject to approval by its Board of Trustees. To the extent it implements such a plan, there can be no assurance that the Fund would purchase shares at any particular discount level or in any particular amounts. In addition, any repurchases made under a new share repurchase program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. There can be no assurance when or if such a new repurchase program may be implemented.

The share repurchase program sought to enhance shareholder value by purchasing shares trading at a discount from their NAV per share. The open-market share repurchase program did not obligate the Fund to repurchase any dollar amount or number of shares of its stock.

For the six months ended August 31, 2021, the Fund repurchased 329,217 shares, representing approximately 3.9% of the Fund’s outstanding shares for a net purchase price of $1,536,542.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Semi-Annual Report | August 31, 2021	33

Saba Capital Income & Opportunities Fund	Notes to Financial Statements

August 31, 2021

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax character of the distributions paid during the tax years ended February 29, 2020 and February 28, 2021, were as follows:

	February 28, 2021	February 29, 2020
Distributions Paid From:
Ordinary Income	$25,024,961	$45,282,155
Net Long-Term Capital Gain	–	–
Return of Capital	1,234,296	–
Total Distributions Paid	$26,259,257	$45,282,155

As of the year ended February 28, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Saba Capital Income & Opportunities Fund
Undistributed ordinary income	$(95,566)
Accumulated capital and other losses	(166,051,142)
Unrealized Appreciation (Depreciation)	(2,359,722)
Distributable Earnings (Loss)	–
Total	$(168,506,430)

At August 31, 2021, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost on investments for federal income tax purposes were as follows:

Saba Capital Income & Opportunities Fund
Cost of investments for income tax purposes	$421,580,397
Gross appreciation (excess of value over tax cost)	$6,464,836
Gross depreciation (excess of tax cost over value)	(6,911,814)
Net unrealized depreciation	$(446,978)

The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of the period ended February 28, 2021, the Fund had non-expiring accumulated capital loss carryforwards as follows:

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Fund	Short Term	Long Term	Total
Saba Capital Income & Opportunities Fund	$25,893,665	$140,145,477	166,051,142

During the year ended February 28, 2021, the Fund did not utilize any capital loss carryforward.

The Fund’s major tax jurisdictions are U.S. federal and New York State.

As of August 31, 2021, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

Saba Capital Income & Opportunities Fund	Notes to Financial Statements

August 31, 2021

NOTE 11 — LIBOR

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

NOTE 12 — MARKET DISRUPTION

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022.

Semi-Annual Report | August 31, 2021	35

Saba Capital Income & Opportunities Fund	Notes to Financial Statements

August 31, 2021

NOTE 14 — SUBSEQUENT EVENTS

Subsequent to August 31, 2021, the fund paid the following dividends:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.033	8/31/21	9/10/21	9/23/21
$0.033	9/30/21	10/12/21	10/25/21

Shareholder Meeting

On September 24, 2021, the Funds held their annual meeting of Shareholders for the purpose of voting on a proposal to elect Trustees of the Funds. 93,269,842 of the 121,512,358 shares outstanding voted (76.7%).

The results of the proposal for each were as follows:

Trustees/Directors	Vote	Shares Voted	% Voted	% of Total Outstanding
Aditya Bindal	For	74,623,231	80%	61%
	Withheld	18,646,611	20%	15%
Karen Caldwell	For	88,574,651	95%	73%
	Withheld	4,695,191	5%	4%
Ketu Desai	For	88,808,460	95%	73%
	Withheld	4,461,382	5%	4%
Kieran Goodwin	For	87,098,602	93%	72%
	Withheld	6,171,240	7%	5%
Thomas Bumbolow	For	88,798,144	95%	73%
	Withheld	4,471,698	5%	4%
Andrew Kellerman	For	74,676,754	80%	61%
	Withheld	18,593,088	20%	15%

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“Subsequent Events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Saba Capital Income & Opportunities Fund	Board Considerations Regarding Approval of Investment Advisory Agreement

August 31, 2021

At an executive session of the Board of Trustees (the “Board”) of Saba Capital Income & Opportunities Fund (the “Fund”), the Board formed a Special Planning Committee (the “SPC”) to, among other things, review and make recommendations regarding the Fund including, conducting a search for a new investment manager. After an extensive process, the SPC recommended to the Board, including all of the Non-interested Trustees, that they consider approving the new investment management agreement (the “New Management Agreement”). At a special meeting of the Board held on March 22, 2021, the Board, including all of the Non-interested Trustees, determined to select Saba Capital Management, LP (“Saba”) as the new investment adviser to the Fund, and at a subsequent special meeting of the Board held on April 1, 2021, considered and approved the New Management Agreement. At the special meeting of shareholders held in May, the Fund's shareholders approved Saba as the Fund's new investment adviser. In determining to approve the New Management Agreement, the Board discussed and considered materials which had been distributed to them in advance of the meeting and prepared by Saba, including responses to a questionnaire provided by the Fund’s independent counsel with respect to certain matters that counsel believed relevant to the approval of the New Management Agreement under Section 15 of the Investment Company Act of 1940. In addition, the Board met with representatives from Saba and had the opportunity to ask them questions.

In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Trustee’s business judgment after consideration of the information as a whole. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

The principal factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the New Management Agreement are discussed below.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services proposed to be provided to the Fund under the New Management Agreement. The Board discussed the prior experience of Saba with respect to managing certain private investment funds and separately managed accounts and, with respect to an ETF, serving as the sub-adviser, each such investment product with investment strategies similar to the strategy proposed by Saba for the Fund. The Board discussed the written information provided by Saba and the information presented orally at the Meeting by Saba, including information with respect to its anticipated profitability, compliance program, insurance arrangements, personnel and portfolio management, risk management policies, brokerage allocation and soft dollar practices. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services expected to be provided to the Fund by Saba under the proposed New Management Agreement.

Performance. In considering whether to approve the New Management Agreement, the Board reviewed the investment performance over the past year, three-year, five-year and since-inception periods of two of Saba’s accounts having a similar investment strategy as the strategy proposed for the Fund, and an example provided by Saba using a combination of the two portfolios, which Saba believed more accurately reflects the proposed investment strategy for the Fund. The Board expressed their belief that given Saba’s historical reported returns for other investment products that they advise and, based on the estimated higher Sharpe ratio for the combined portfolio, they anticipated that Saba should be able to provide the Fund and its shareholders with superior risk-adjusted returns. The Sharpe ratio represents the additional amount of return that an investor receives per unit of increase in risk (defined as the difference between the return of the portfolio and the risk-free rate of return, divided by the standard deviation of the portfolio). The Board also noted the experience of the principals of Saba in managing securities portfolios, as well as their longstanding experience in seeking out opportunities in the market that have attractive risk reward characteristics.

Fees and Expenses. In reviewing the anticipated fees and expenses for the Fund, the Board noted that the proposed management fee would remain the same as the current management fee payable under the Fund’s investment management agreement with the current manager which included fees paid to the manager’s affiliated sub-adviser for day to day management of the Fund’s portfolio. The Board also noted that Saba proposed entering into an expense limitation agreement with the Fund such that the expense limitation currently in place would remain unchanged. The Board considered that the proposed management fee was comparable to fees paid by other funds in the Fund’s Peer Group, a group consisting of the Fund and ten other bank loan funds, as identified by Broadridge Financial Solutions, Inc., an independent third party data provider that provided the Board in November, 2020 with such comparative data, and that it would be among the lowest total fees that Saba receives across its platform for providing similar investment management services. The Board separately determined that the proposed management fee payable to Saba was not unreasonable in light of the nature, extent and quality of the services that Saba is expected to provide. Based on the factors above, the Board concluded that the management fee was not unreasonable.

Profitability. Saba provided the Board with a summary and analysis of the Saba’s anticipated costs and pre-tax profitability with respect to the management of the Fund for the first twelve month and first twenty-four month periods. The Board was satisfied with Saba’s estimates regarding the level of profitability that it was seeking from managing the Fund and that the projections were sufficient and appropriate to provide the necessary advisory and management services to the Fund. The Board concluded that the Saba’s projected profitability from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Semi-Annual Report | August 31, 2021	37

Saba Capital Income & Opportunities Fund	Board Considerations Regarding Approval of Investment Advisory Agreement

August 31, 2021

Economies of Scale. The Board considered whether Saba would realize economies of scale with respect to the management services provided to the Fund. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board considered that Saba believed that there could be economies of scale realized if the Fund did grow in size and there was an opportunity for Saba to push certain third-party service provider fees down and negotiate for certain lower fees in the service contracts with these third parties. The Board also considered the extent to which economies of scale realized by Saba could be shared with the Fund through fee waivers and expense reimbursements.

Other Benefits. The Board considered the character and amount of other direct and incidental benefits to be received by Saba and its affiliates from their association with the Fund. The Board considered that Saba anticipated no other sources of income or benefit in connection with managing the Fund and did not expect to market the Fund to its existing private clients or use soft dollars to any notable extent.

Conclusion. The Board, having requested and received such information from Saba as it believed reasonably necessary to evaluate the terms of the New Management Agreement, and having been advised by its Independent Counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the New Management Agreement was in the best interests of the Fund and its shareholders. In considering the approval of the New Management Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the closed-end fund industry). None of the factors weighed against the approval of the New Management Agreement. The Board did not identify any one factor as determinative, and different Board members may have given different weight to different individual factors and related conclusions.

Saba Capital Income & Opportunities Fund	Additional Information

August 31, 2021

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at 1-212-542-4644; (2) on the Fund’s website at www.sabacef.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended August 31 is available without charge on the Fund’s website at www.sabacef.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.sabacef.com and without charge upon request from the Fund by calling Shareholder Services toll-free at 1-212-542-4644.

Semi-Annual Report | August 31, 2021	39

This material must be accompanied or preceded by a prospectus.

b)	Not applicable.

Item 2. Code of Ethics.

              Not applicable in this report.

Item 3. Audit Committee Financial Expert.

              Not applicable in this report.

Item 4. Principal Accountant Fees and Services.

              Not applicable in this report.

Item 5. Audit Committee of Listed Registrants.

              Not applicable in this report.

Item 6. Investments.

a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1(a) of this Form N-CSR.

b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

              Not applicable in this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

              Not applicable in this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
March 1 – March 31, 2021*	329,217	$4.667	329,217	10,079,903
April 1 – April 30, 2021	N/A	N/A	N/A	N/A
May 1 – May 31, 2021	N/A	N/A	N/A	N/A
June 1 – June 30, 2021	N/A	N/A	N/A	N/A
July 1 – July 31, 2021**	36,453,372	$4.851	36,453,372	N/A
August 1 – August 31, 2021	N/A	N/A	N/A	N/A
Total	36,782,589		36,782,589	N/A

*	For the six months ended August 31, 2021, the Fund repurchased 329,217 shares, representing approximately 3.9% of the Fund’s outstanding shares for a net purchase price of $1,536,542. The repurchase program of the Fund ended March 31, 2021.
**	As reflected in the notes to the financial statements in the Registrant’s Certified Shareholder Report on Form N-CSR for the period ended August 31, 2021, and in the press release issued by the Registrant on July 22, 2021, the Registrant conducted a tender offer for up to 30% of its outstanding common stock at a price equal to 99% of its net asset value per share (“NAV”) as determined on the date the tender offer expired. Under the terms of the tender officer, the Registrant accepted 36,453,372 shares for payment at a price equal to $4.851 per share, which represents 99% of the Fund’s NAV as of July 19, 2021, the date the tender offer expired.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

              Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to this report.

(a)(4)	Not applicable to this report.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Pierre Weinstein
Pierre Weinstein (Principal Executive Officer)
Chief Executive Officer

Date:	October 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Pierre Weinstein
Pierre Weinstein (Principal Executive Officer)
Chief Executive Officer

Date:	October 29, 2021

By:	/s/ Troy Statczar
Troy Statczar (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	October 29, 2021